PROSPECTUS SUPPLEMENT
GROUP VARIABLE UNIVERSAL LIFE INSURANCE
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated December 15, 2025,
to the AICPA Group Contract Prospectus
(For Certificates effective on or before 12/31/2008)
dated May 1, 2025 for Group Variable Universal Life Insurance Contracts

This supplement should be read and retained with the current prospectus for your group variable universal life insurance Contract. This supplement is intended to update certain information in the prospectus for your group variable universal life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 562-9874.

Effective on or about December 31, 2025, the BNY Mellon Opportunistic Small Cap Portfolio (“the Fund”) will change its name to the BNY Mellon Small Cap Portfolio. The row for the Fund in Appendix A will hereby deleted and replaced with the following:

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Small-Cap Blend	^^BNY Mellon Small Cap Portfolio (Initial Shares) - BNY Mellon Investment Adviser, Inc. / Newton Investment Management North America, LLC	0.74%^	4.62%	5.89%	6.47%
^The Fund’s annual current expense reflects temporary fee reductions.
^^ Effective June 7, 2013, you may no longer make additional allocations into the BNY Mellon Opportunistic Small Cap Portfolio.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
AICPASUP116